Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Prepaid Expenses and Other Current Assets [Abstract]
Loans to third parties	[1]	$ 1,918
Prepaid investment funds	[2]	1,606	1,606
Amounts due from export agent	[3]	980	980
Deposit		841	741
Advance to staff		46	59
Others		6
Less: allowance for expected credit losses		(980)	(980)
Prepaid expenses and other current assets, net		$ 4,417	$ 2,406

[1]	Loan to third parties represents short-term funds lent to third parties for their own operating and working capital needs. In June 2026, the Group entered into agreements to provide interest-free loans totaling US$1.9 million to third parties, which are expected to be fully collected by December 14, 2026. For the six months ended June 30, 2026, the Group recognized no credit loss allowance in respect of these loans, based on their short maturities and management’s assessment of the borrowers’ credit risk and expected collectability.
[2]	Prepaid investment represents shares issued in advance in connection with a proposed investment in Aitos pursuant to a share purchase agreement entered into on September 18, 2025. Under the agreement, the Company agreed to acquire 1,745 ordinary shares of Aitos, representing 16.58% of Aitos’s issued and outstanding shares, for total consideration of US$8.29 million, which will be settled through the issuance of 259,063 Class B ordinary shares of the Company at a price of US$32.0 per share. For accounting purposes, the prepaid investment was measured based on the fair value of the Company’s Class B ordinary shares on December 19, 2025, the date the shares were issued. As of June 30, 2026, the transaction has not yet been completed. Accordingly, the consideration paid in advance has been recorded as prepaid investment.
[3]	In April 2023, NWTN (Zhejiang) Motors Limited (“NWTN Zhejiang”) entered into vehicle sales agreements with entities including Jizhida’an (Jinhua) Technology Co., Ltd (hereinafter referred to as “Jizhida’an”). Pursuant to these agreements, the vehicles to be sold would be transferred to export agents (such as China National Vehicles IMP. & EXP. Co., Ltd, hereinafter referred to as “Vehicles IMP. & EXP.”) and then purchased by FZCO through separate vehicle sales agreements. These sales agreements were procedural in nature, in order to facilitate the process of vehicles exportation from Mainland China to the Group’s factory in the UAE. In this regard, the Group did not recognize revenue or cost. In addition, the transaction price would be separately settled under each agreement, therefore, the Group recognized the receivables from Jizhida’an in prepaid expenses and other current assets and payables to Vehicles IMP. & EXP in accounts payable. As of June 30, 2026 and December 31, 2025, the Group recorded a full allowance for credit losses on amounts due from export agents based on management’s assessment of the collectability of such receivables.